Deal Name	MABS05-AB1
**Please fill in over this generic data
	ARM	FRM	Total/Avg.
Percentage Bal.	0.00%	100.00%
Deal Balance		789,927,365	789,927,365
WAM		339	339
WALA		3	3
WAC		6.87%	6.87%
CLTV (incl silent 2nds)		80.00%	80.00%
Loan Balance		176,836	176,836
Non-Full Doc %		94.66%	94.66%
DTI		37.54%	37.54%
IO %		4.41%	4.41%
Second Lien %		0.00%	0.00%
Silent Seconds %		11.12%	11.12%
FICO		674	674
1st Quartile		641.0	641.0
2nd Quartile		660.0	660.0
3rd Quartile		707.0	707.0
4th Quartile		816.0	816.0
Property Type
Single Family %		72.51%	72.51%
PUD %		2.78%	2.78%
2-4 Unit %		17.21%	17.21%
MH %		0.00%	0.00%
Occupancy Type
Owner Occupied		61.29%	61.29%
2nd Home		3.54%	3.54%
Investor Prop.		35.17%	35.17%
Loan Purpose
Purchase		46.36%	46.36%
Cash-Out		45.04%	45.04%
Rate-Reduction		8.61%	8.61%